1998 EMPYREAN DIAGNOSTICS LTD. STOCK PLAN

The Board of Directors of Empyrean Diagnostics, Ltd. (the "Company"), a corporation organized under the laws of the State of Wyoming, hereby adopts this 1998 Empyrean Diagnostics Ltd. Stock Plan.

                                 PURPOSE OF PLAN

WHEREAS, the success and profitability of the Company is and will remain dependent, in significant part, upon the judgment, initiative, efforts and/or services of employees, officers, directors and consultants;

WHEREAS, the Company desires, in order to attract, compensate and motivate selected employees, officers, directors and consultants, and to appropriately compensate them for their efforts, to create a stock plan which will enable it, in its sole discretion and from time-to-time, to offer to or provide such persons with incentives or inducements in the form of capital stock of the Company, or rights in the form of options to acquire capital stock of the Company, thereby affording such persons with an opportunity to share in potential capital appreciation in the capital stock of the Company;

WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue options to purchase capital stock which are classified as incentive stock options within the meaning of Section 421 of the Internal Revenue Code of 1986, as amended;

WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue capital stock or options to acquire capital stock in reliance upon certain exemptions from registration or qualification afforded under certain federal and state securities laws to be selected by the Company as are or may become applicable including, by way of example and not limitation: Rule 701 promulgated under the Securities Act of 1933, as amended (for compensatory benefit plans); Rules 504, 505 and/or 506 of Regulation D promulgated under the Securities Act of 1933 (for private or limited offerings); Section 44-1844 A. 1 of the Securities Act of Arizona, as amended (for non-public offerings); and Section 44-1844 A. 14 of the Securities Act of Arizona, as amended (for stock option and stock purchase plans conforming with Rule 701); and

WHEREAS, should the Company's equity securities be registered at any time under Sections 12(b) or 15(d) of the Securities and Exchange Act of 1934, the Company further desires that the stock plan be structured to comply with the Securities and Exchange Act of 1934.

                          TERMS AND CONDITIONS OF PLAN

1.       DEFINITIONS

Set forth below are definitions of capitalized terms which are generally used throughout the Plan, or references to provisions containing such definitions (capitalized terms used only in a specific Section of the Plan are defined in such section):
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(a)      "AFFILIATE"  is  defined  as  any  Person   controlling   the  Company,
         controlled by the Company, or under common control with the Company.

(b) "AWARD" collectively and severally refers to any Options or Grant Shares granted or awarded under the Plan.

(c) "AWARD AGREEMENT" collectively and severally refers to (i) in the case of the grant or award of an Option, a Stock Option Certificate in such form as prescribed by the Plan Authority from time to time and (ii) in the case of the grant or award of Grant Shares, a Stock Grant Agreement in such form as prescribed by the Plan Authority from time to time; provided, however, the Company may, in its sole discretion, (1) revise any such form of Award Agreement to reflect or incorporate such changes as the Company or its legal counsel may determine is appropriate consistent with the terms of the Plan, and/or (2) evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

(d) "BOARD" means the Board of Directors of the Company, as such body may be reconstituted from time to time.

(e) "CODE" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

(f)      "COMMON STOCK" means the Company's common stock, no par value.

(g)      "COMPANY" means Empyrean Diagnostics, Ltd. and its successors.

(h) "CONSENT OF SPOUSE" means that Consent of Spouse in such form as prescribed by the Plan Authority from time to time.

(i) "CONSULTANT" means any Person who, in a capacity other than as an Employee or Director, provides bona fide services to the Company or any of its Subsidiaries and/or Affiliates.

(j) "DIRECTOR" means any Person who is voted or appointed as a member of the Board of Directors of the Company or its Subsidiaries and/or Affiliates, whether such Person is so engaged at the time the Plan is adopted or becomes so engaged subsequent to the adoption of the Plan.
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(k)      "DISABILITY" (or the related term "Disabled") shall be defined, without limitation, as any of the following with respect to a Recipient who is an Employee or a Director: (i) the receipt of any disability insurance benefits by the Recipient; (ii) a declaration by a court of competent jurisdiction that the Recipient is legally incompetent; (iii) the Recipient's material inability due to medically documented mental or physical illness or disabilities to fully perform the Recipient's regular  obligations  as an Employee or as a Director  (as the case may
         be) under such office, with reasonable accommodation if then required by applicable federal or state laws or regulations, for a three (3) month continuous period, or for six (6) cumulative months within any one (1) year continuous period, or the reasonable determination by the Board that the Recipient will not be able to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be), under such office, with reasonable accommodation if then required by applicable federal or state laws or regulations, for a three (3) month continuous period. If the Board determines that the Recipient is Disabled under clause (iii) above, and the Recipient disagrees with the conclusion of the Board, then the Company shall engage a qualified independent physician reasonably acceptable to the Recipient to examine the Recipient at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all
         purposes  of  this   Agreement.   The  Recipient   hereby  consents  to
         examination   in  the   manner   set  forth   above,   and  waives  any
         physician-patient privilege arising from any such examination as it relates to the determination of the purported disability. If the parties cannot agree upon such physician, a physician shall be appointed by the American Arbitration Association located in the Phoenix, Arizona (or the County of Maricopa, Arizona, if the American Arbitration Association does not have an office in Phoenix Arizona), according to the rules and practices of the American Arbitration Association from time-to-time in force.

(l) "DISPOSED" (or the equivalent terms "Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, regardless of payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient on the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by a Recipient which is a
         fiduciary   such  as  a  trustee  or   custodian  to  its  settlors  or
         beneficiaries.
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(m)      "ELIGIBLE  PERSON" means any Person who, at the applicable  time of the grant or award of an Award under the Plan, is an Employee, a Director, and/or a Consultant. Notwithstanding the foregoing, no Award hereunder may be granted to any Person, even if otherwise an Eligible Person, with respect to (i) any circumstances which would not be considered to be either a bonus or reward for services provided, or compensation for services rendered, or (ii) wholly or partially in connection with the offer and sale of securities in a capital-raising transaction.

(n) "EMPLOYEE" is defined as any employee of the Company or its Affiliates, whether such Person is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

(o) "EXCHANGE ACT" is defined as the SECURITIES AND EXCHANGE ACT OF 1934, as amended (references herein to sections of the Exchange Act are intended to refer to sections of the Exchange Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Exchange Act resulting from recodification, renumbering or otherwise).

(p) "FAIR MARKET VALUE" means the fair market value as of an applicable valuation date of the Option Shares underlying an Option awarded or granted pursuant to Section 5, or Grant Shares awarded or granted pursuant to Section 6, or other shares of Common Stock, as the case may be, to be valued (the "Applicable Shares"), determined in accordance with the following principles:

         (i) If the Common Stock is traded on a stock exchange on the date in question, the Fair Market Value of the Applicable Shares will be equal to the closing bid price of Common Stock on the principal exchange on which the Common Stock is then trading as reported by such exchange, or if the Common Stock is not traded on such date, then on the next preceding trading day during which a sale occurred;

         (ii) If the Common Stock is traded over-the-counter on the Nasdaq National Market on the date in question, then the Fair Market Value of the Applicable Shares will be equal to the last sales price of the Common Stock as reported by Nasdaq, or if the Common Stock is not traded on such date, then on the next preceding trading day;

         (iii) If the Common Stock is traded over-the-counter on the Nasdaq SmallCap Market, or on the NASD Electronic Bulletin Board or Pink Sheets on the date in question, the Fair Market Value of the Applicable Shares will equal the mean between the closing representative bid and asked price for the Common Stock on such date as reported by Nasdaq or the NASD (as the case may be), or if the Common Stock is not traded on such date, then on the next preceding trading day;

         (iv) If the Common Stock is not publicly traded on an exchange and is not traded over-the-counter on Nasdaq or the Electronic Bulletin Board or Pink Sheets, the Fair Market Value of the Applicable Shares shall be determined by the Board acting in good faith on such basis as it deems appropriate;

         (v) If the Applicable Shares are unregistered securities (whether or not considered "restricted stock" within the meaning of Rule 144 of the Securities Act), or if the Applicable Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair its value including, without limitation, those forfeiture conditions more particularly described in Section 7, then the Fair Market Value of the Applicable Shares shall be subject to such discount to reflect such impairments to value as the Plan
                  Administrator   may,  in  its  sole   discretion  and  without
                  obligation to do so, determine to be appropriate; provided, however, in the event of the grant or award of an Incentive Option, no discount shall be given with respect to any impairments in value attributable to any restrictions which, by its terms, will never lapse; and
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         (vi)     Anything in subsections  (i) through (v) above to the contrary notwithstanding, in no circumstances shall the Fair Market Value of the Applicable Shares be less than their par value.

(q) "FORFEITABLE GRANT SHARES" is defined as Grant Shares that are subject to restrictions set forth in Section 7 of the Plan.

(r) "GRANT SHARES" is defined as Plan Shares granted or awarded in accordance with Section 6 of the Plan.

(s)      "INCENTIVE  OPTION"  is  defined  as an Option  which  qualifies  under
         Section 422 of the Code, and is specifically granted as an Incentive Option under the Plan in accordance with the applicable provisions of
         Section 5.

(t) "NON-QUALIFIED OPTION" is defined as any Option granted under the Plan other than an Incentive Option; provided, however, the term Non-Qualified Option shall include any Incentive Option which, for any reason, fails to qualify as an incentive stock option under Section 422 of the Code and the rules and regulations thereunder).

(u) "OPTION" is defined as an option to purchase Plan Shares granted or awarded pursuant to Section 5. Unless specific reference is made thereto, the term "Options" shall be construed as referring to both Non-Qualified Options and Incentive Options.

(v)      "OPTION PRICE" is defined in Section 5(b) of the Plan.

(w) "OPTION SHARES" is defined as any Plan Shares which an Option entitles the holder thereof to purchase.

(x) "PERSON" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships or fiduciary arrangements (such as trusts and custodial arrangements).

(y)      "PLAN" is defined as this 1998 Empyrean Diagnostics Ltd. Stock Plan.
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                                      -6-

(z) "PLAN AUTHORITY" refers to the Person or Persons who are administering the Plan as described in Section 3, namely, the Board, the Plan Committee, or any Director-Officers designated by the Board or the Plan Committee.

(aa) "PLAN COMMITTEE" is defined as that Committee comprised of members of the Board that may be appointed by the Board to administer and interpret the Plan as more particularly described in Section 3 of the Plan.

(bb) "PLAN SHARES" refers to shares of Common Stock issuable in connection with Awards in accordance with Section 4(a) of the Plan, including both Option Shares and Grant Shares.

(cc) "RECIPIENT" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

(dd)     "RECIPIENT'S REPRESENTATIVE'S LETTER" is defined as that letter from an
         independent   investment  advisor  of  a  Recipient  in  such  form  as
         prescribed by the Plan Authority from time to time.

(ee) "REPORTING COMPANY" is defined as a corporation which registers its equity securities under Sections 12(b) or 15(d) of the Exchange Act.

(ff) "SECURITIES ACT" is defined as the Securities Act of 1933, as amended (references herein to Sections of the SECURITIES Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

(gg) "SECURITIES ACT OF ARIZONA" is defined as the SECURITIES ACT OF ARIZONA, as amended (references herein to sections of the SECURITIES ACT OF ARIZONA are intended to refer to sections of the SECURITIES ACT OF ARIZONA as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the SECURITIES ACT OF ARIZONA resulting from recodification, renumbering or otherwise).

(hh) "SUBSIDIARY" shall mean any "majority owned subsidiary" of the Company, as such term is defined by or interpreted under Rule 701 promulgated under the Securities Act, including any such subsidiary which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701.

(ii) "TEN PERCENT STOCKHOLDER" means a Person who owns, either directly or indirectly, at the time such Person is granted an Award, stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its parent or subsidiaries.

(jj) "TERMINATION BY COMPANY FOR CAUSE" is defined as the occurrence of the following events (unless attributable to the Recipient's death or Disability):
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         (i)      EMPLOYEE-RECIPIENT.  In  the  case  of a  Recipient  who is an
                  Employee, the Board determines that:

                  (1) The Recipient's representations or warranties in connection with the grant of the Award (or the subsequent exercise of an Option, if the Award is an Option) are not materially true, accurate and complete;

                  (2) The Recipient intentionally and continually breaches or wrongfully fails to fulfill or perform: (A) the Recipient's obligations, promises or covenants under the underlying Award Agreement; or (B) any of the representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement;

                  (3) The Recipient intentionally demonstrates or commits such acts of gross negligence, willful misconduct, dishonesty, fraud or misrepresentation, racism, sexism or other discrimination as would tend to bring the Company into public scandal, ridicule, or would otherwise result in material harm to the Company's business or reputation;

                  (4) The Recipient intentionally breaches the Recipient's fiduciary duties to the Company;

                  (5) The Recipient intentionally causes the Company to be convicted of a crime or to incur criminal penalties in material amounts;

                  (6) The Recipient repeatedly and intemperately uses alcohol or drugs to an extent that such use: (A) interferes with or is likely to interfere with the Recipient's ability to perform the Recipient's duties to the Company; and/or (B) such use endangers or is likely to endanger the life, health, safety, or property of the Recipient, the Company, or any other person, as the case may be;

                  (7) The Recipient is convicted by final action of any court of any offense involving moral turpitude which is punishable as a felony; and/or

                  (8) The Recipient engages in other conduct constituting legal cause for termination.

         (ii) DIRECTOR-RECIPIENT. With respect to a Recipient who is a Director, the occurrence of the following events:

                  (1) The Board votes to remove the Recipient as a member of the Board for "cause" as such term is defined or interpreted by the Memorandum of the Company, the laws of the State of the Company's organization, or breach of the Recipient's statutory or common law duties as a Director;

                  (2) The Recipient's refusal or inability to be nominated for a position on the Board, including the Recipient's failure to request cumulative voting for such election (if applicable) and the Recipient's failure to vote all of the Recipient's shares of Common Stock for the Recipient's election to the Board; and/or

                  (3) Any event described above in clauses (1) through (8) of subsection 1(jj)(i).

         (iii) CONSULTANT-RECIPIENT. In the case of any Recipient who is a Consultant, any event described above in clauses (1), (2),
                  (3), (5) and/or (7) of subsection 1(jj)(i).

         All decisions by the Board shall be by a majority vote, except that the Recipient, if then a member of the Board and the Person whose termination is being voted upon by the Board, shall abstain from voting.

         No act, nor failure to act, on the Recipient's part shall be considered "intentional" unless the Recipient has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Recipient's action or failure to act was in the best interests of the Company. In the event the Recipient is both Disabled and the provisions of clause (6) of Section 1(jj)(i) are applicable with respect to the Recipient, the Company shall nevertheless have the right to deem such event as a Termination By Company For Cause.

         In the event any of the events described above in clauses (2)(A) or (6) of Section 1(jj)(i) occurs with respect to any Recipient, and such event is reasonably susceptible of being cured, the Recipient shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event to cure such event to the reasonable satisfaction of the Company; such grace period shall not apply to any other event described in this Subsection.

(kk) "TERMINATION BY RECIPIENT FOR GOOD REASON" is defined as, as the case may be, as follows:

         (i) EMPLOYEE-RECIPIENT. With respect to any Recipient who is an Employee, the occurrence of any of the following events:

                  (1) The Company's representations or warranties in the Award Agreement are not materially true, accurate and complete;

                  (2) The Company intentionally and continually breaches or wrongfully fails to fulfill or perform: (A) its obligations, promises or covenants under the Award Agreement; or (B) any of the representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement;

                  (3) The Company intentionally requires the Recipient to commit or participate in any felony or other serious crime; and/or

                  (4) The Company engages in other conduct constituting legal cause for termination.

         (ii) DIRECTOR-RECIPIENT. With respect to any Recipient who is a Director, the occurrence of any of the following events:

                  (1) The Company removes or fails to reappoint or re-elect the Recipient as a Director (unless such action is attributable to an event considered to constitute Termination By Company For Cause); or

                  (2) The occurrence of any of the events described above in clauses (1) through (4) of Section 1(kk)(i).

         (iii) CONSULTANT-RECIPIENT. With respect to any Recipient who is a Consultant, the occurrence of any of the events described above in clauses (1) through (4) of subsection 1(kk)(i).

         In the event any of the events described above in this subsection (kk) occurs with respect to any Recipient, and such event is reasonably susceptible of being cured, the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event to cure such event to the reasonable satisfaction of the Recipient.

(ll)     "TERMINATION OF RECIPIENT" is defined, as the case may be, as follows:

         (i) EMPLOYEE-RECIPIENT. With respect to a Recipient who is an Employee, the time when the employee-employer relationship between the Recipient and the Company (or Subsidiary and/or an Affiliate) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence, but excluding terminations where (1) the Recipient remains employed by the Company (if such termination relates to the Recipient's employment with a Subsidiary and/or an Affiliate) or by a Subsidiary and/or an Affiliate (if such termination relates to the Recipient's employment with the Company), or (2) there is simultaneous reemployment of the Recipient by the Company or transfer of the Recipient from or to the Company and Subsidiary and/or an Affiliate or between Subsidiary and/or an Affiliate to another Subsidiary or Affiliate.

         (ii) DIRECTOR-RECIPIENT. With respect to a Recipient who is a Director, the time when the Recipient's status as a Director is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause.

         (iii) CONSULTANT-RECIPIENT. With respect to a Recipient who is a Consultant, the time when the Recipient's relationship as a Consultant to the Company or any Subsidiary or Affiliate is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause.

2.       TERM OF PLAN

         (a) EFFECTIVE DATE FOR PLAN; TERMINATION DATE FOR PLAN. The Plan shall be effective as of such time and date as the Plan is adopted by the Board, and the Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date the Plan became effective. No Awards shall be granted awarded under the Plan before the date the Plan becomes effective or after the date the Plan terminates; provided, however: (i) all Awards granted pursuant to the Plan prior to the effective date of the Plan shall not be affected by the termination of the Plan; and (ii) all other provisions of the Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

         (b) FAILURE OF STOCKHOLDERS TO APPROVE PLAN. In the event the Plan is not approved by the holders of a majority of the shares of Common Stock of the Company (excluding shares of Common Stock derived from Option or Grant Shares issued under the Plan) before, or within twelve (12) months after, the date the Plan becomes effective, then any Incentive Options granted under the Plan shall be reclassified as Non-Qualified Options retroactive to the date of grant.

3.       PLAN ADMINISTRATION

         (a) GENERAL. The Plan shall be administered exclusively by the Board and/or, to the extent authorized pursuant to this
                  Section 3, the Plan Committee or Director-Officers (collectively, the "Plan Authority").

         (b) DELEGATION TO PLAN COMMITTEE. Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, establish a committee comprised of two (2) or more members of the Board (the "Plan Committee") to administer the Plan either in its entirety or to administer such functions concerning the Plan as delegated to such Committee by the Board. Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

                  Notwithstanding the foregoing, in the event and commencing at such time as this Company becomes a Reporting Company, or is otherwise required to register its equity securities under
                  Section 12(g) of the Exchange Act, any matter concerning a grant or award of an Award under the Plan to any Director, any "Executive Officer" of the Company or any Affiliate (defined pursuant to Rule 16a-1(f) promulgated under the Exchange Act), or Ten Percent Stockholder, shall be made only by: (i) the
                  Board: (ii) the Plan Committee, provided it is comprised solely of "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act; or (iii) a special committee of the Board, or subcommittee of the Plan Committee, comprised solely of two (2) or more members of the Board who are non-Employee Directors.

         (c) DELEGATION TO DIRECTOR-OFFICERS. Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, (i) the Board may, in its sole discretion and at any time, and (ii) subject to the authority granted to it by the Board, the Plan Committee may, in its sole discretion and at any time, delegate all or a portion of their authority described below under subsections (i) through
                  (iii) of Section 3(d) to one or more Directors who are also Director-Officers, provided that the Board or the Plan Committee (as the case may be) ratifies such actions by such designated Director-Officers. Notwithstanding the foregoing, in the event the Company is then a Reporting Company, no authority shall be delegated to the aforesaid Director-Officers with respect to any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder.

         (d) POWER TO MAKE AWARDS. Subject to any limitations prescribed by the Articles of Incorporation and Bylaws of the Company and further subject to the express terms, conditions, limitations and other provisions of the Plan, the Plan Authority shall have the full and final authority, in its sole discretion at any time and from time-to-time, to do any of the following:

                  (i) Designate and/or identify the Persons or classes of Persons who are considered Eligible Persons;

                  (ii) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount as the Plan Authority shall determine;

                  (iii) Impose such limitations, restrictions and conditions upon any Award as the Plan Authority shall deem appropriate and necessary including, without limitation, the term of Options and any vesting conditions attached thereto pursuant to Section 5, and any vesting and repurchase conditions placed upon grants or awards of Grant Shares pursuant to Sections 6 or 7; and

                  (iv) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

                  In determining the recipient, form and amount of Awards, the Plan Authority shall consider any factors deemed relevant, such as, by way of example and not limitation or obligation, the recipient's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

         (e) POWER TO INTERPRET PLAN; BINDING EFFECT OF ALL DETERMINATIONS. The Plan Authority shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to the Plan including, without limitation, Termination Of Recipient. All interpretations and determinations of the Plan Authority under the Plan (including, without limitation, determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Authority selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under the Plan in good faith by the Plan Authority shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan shall be personally liable for any action taken or decision made in good faith relating to the Plan, and all Persons constituting the Plan Authority shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

         (f) COMPENSATION; ADVISORS. Members of the Plan Authority shall receive such compensation for their services as members of the Plan Authority as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Authority in connection with the administration of the Plan shall be borne by the Company. The Plan Authority may employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company. The Plan Authority shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.


4.       SHARES OF COMMON STOCK ISSUABLE UNDER PLAN

         (a) MAXIMUM NUMBER OF SHARES AUTHORIZED UNDER PLAN. Plan Shares which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of Plan Shares which may be issued, whether upon exercise of Options or as a grant of Grant Shares, shall not exceed six million (6,000,000); provided, however, that such number shall be increased by the following:

                  (i) Any shares of Common Stock tendered by a Recipient as payment for Option Shares or Grant Shares;

                  (ii) Any shares of Common Stock underlying any options, warrants or other rights to purchase or acquire Common Stock which options, warrants or rights are surrendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

                  (iii) Any shares of Common Stock subject to an Option which for any reason is terminated unexercised or expires; and

                  (iv) Any Forfeitable Grant Shares which for any reason are forfeited by the holders thereof.

         (b) CALCULATION OF SHARES AVAILABLE FOR AWARDS. For purposes of calculating the maximum number of Plan Shares which may be issued under the Plan, the following rules shall apply:

                  (i) When Options are exercised, and when cash is used as full payment for Option Shares issued upon exercise of such Options, all Option Shares issued in connection with such exercise (including Option Shares, if any, withheld for tax withholding requirements) shall be counted;

                  (ii) When Options are exercised, and when shares of Common Stock are used as full or partial payment for Option Shares issued upon exercise of such Options, the net Option Shares issued in connection with such exercise (including Option Shares, if any, withheld for tax withholding requirements) shall be counted; and

                  (iii) When Grant Shares are granted, and when shares of Common Stock are used as full or partial payment therefore, the net Grant Shares issued (including Grant Shares, if any, withheld for tax withholding requirements) shall be counted.

         (c) DATE OF AWARD. The date an Award is granted shall mean the date selected by the Plan Authority as of which the Plan Authority allots a specific number of Plan Shares to a Recipient with respect to such Award pursuant to the Plan.


5.       OPTIONS (TO PURCHASE OPTION SHARES)

         (a) GRANT. The Plan Authority may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Authority may prescribe, grant to any Eligible Person one or more options ("Options") to purchase the number of Plan Shares allotted by the Plan Authority ("Option Shares"), which Options shall be designated as a Non-Qualified Options or Incentive Options; provided, however, no Incentive Option shall be granted to any Person who is not an employee of the Company or any parent or subsidiary of the Company within the meaning of Section 422(a)(2) of the Code.

                  All Options shall be Non-Qualified Options unless expressly stated by the Plan Authority to be an Incentive Option, even if the Option otherwise meets the terms and conditions of
                  Section 422 of the Code. No Incentive Option may be granted in tandem with any other Option. The grant of an Option shall be evidenced by a written Stock Option Certificate, executed by the Company and the Recipient, stating (i) whether the Option is an Incentive Option, if applicable, (ii) the number of Option Shares subject to the Option, and (iii) all terms and conditions of such Option.

         (b) OPTION PRICE. The purchase price per Option Share deliverable upon the exercise of an Option (the "Option Price") shall be such price as may be determined by the Plan Authority; provided, however:

                  (i) If the Option is an Incentive Option, the Option Price may not be less than the Fair Market Value of the underlying Option Shares as of the date of the grant, as determined by taking Incentive Options into account in the order in which they were granted unless the Recipient of the Option is a Ten Percent Stockholder at the time of grant, in which case, the Option Price may not be less than one hundred ten percent (110%) of the Fair Market Value of the underlying Option Shares on the date the Option is granted;

                  (ii) The Option Price per Option Share shall not be less than that allowed under the Applicable Laws;

                  (iii) Under no circumstances shall the Option Price per Option Share be less than the current par value per share of the Common Stock; and

                  (iv)     If the Common Stock is traded on a stock  exchange or
                           over-the-counter   on  Nasdaq,   the  minimum   price
                           permitted by such stock exchange or Nasdaq.

         (c) OPTION TERM; EXPIRATION. The term of each Option shall commence at the grant date for such Option as determined by the Plan Authority, and shall expire, unless an earlier expiration date is expressly provided in the underlying Stock Option Certificate or another Section of the Plan, on the first business day prior to the ten (10) year anniversary of the date of grant thereof; provided, however, notwithstanding the foregoing, any Incentive Options granted to a Ten Percent Stockholder shall terminate on the first business day prior to the five (5) year anniversary of the date of grant thereof.

         (d) EXERCISE DATE. Unless a later exercise date is expressly provided in the underlying Stock Option Certificate or another Section of the Plan, each Option shall become exercisable on the date of its grant as determined by the Plan Authority. No Option shall be exercisable after the expiration of its applicable term as set forth in Section 5(c). Subject to the foregoing, each Option shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying Stock Option Certificate.

         (e)      VESTING CONDITIONS.

                  (i) SCOPE. The Plan Authority may, in its sole discretion, subject any Options granted to such vesting conditions as the Plan Authority, in its sole discretion, determines are appropriate, such as, by way of example and not obligation, (1) the attainment of goals by the Recipient, (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company or any Subsidiary or Affiliate, (3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company or any Subsidiary or Affiliate, or (4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company or any Subsidiary or Affiliate. PROVIDED, HOWEVER, notwithstanding the foregoing, no Option granted in reliance upon the exemption afforded by Section 44-1844-A.14 of the Securities Act of Arizona shall provide for the vesting of Option Shares for a period of time which exceeds five (5) years from date of grant of the Option, and which do not vest at least fifty percent (50%) per year on a cumulative basis from date of grant (i.e., 0% upon grant, 25% after six months, 50% after one year,). If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant.

                  (ii) VESTING CONDITIONS RELATING TO CONTINUED PERFORMANCE OF SERVICES. In the event the vesting conditions are based upon continued performance of services to the Company, then, unless otherwise expressly provided in the underlying Stock Option Certificate, in the event of Termination of Recipient, the following rules shall apply:

                           (1) Only upon approval of a majority of the Board of Directors of the Company, unvested Options shall immediately vest upon Termination Of Recipient in the event: (A) such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; or (B) such termination is made by the Company but does not constitute Termination By Company For Cause.

                           (2) The expiration date for vested Options shall be the following applicable date if earlier than the expiration date specified in
                                    Section 5(c):

                                    (A)      Thirty    (30)   days   after   the
                                             effective  date of  Termination  Of
                                             Recipient  in the  event:  (A) such
                                             termination    is   made   by   the
                                             Recipient  and does not  constitute
                                             Termination  By Recipient  For Good
                                             Reason;  or (B) such termination is
                                             made by the Company and constitutes
                                             Termination  By  Company  For Cause
                                             (other than death or  Disability of
                                             the Recipient); or

                                    (B)      Six (6) months after the  effective
                                             date of Termination Of Recipient in
                                             the event:  (A) such termination is
                                             made   by   the    Recipient    and
                                             constitutes      Termination     By
                                             Recipient  For Good Reason;  or (B)
                                             such  termination  is  made  by the
                                             Company  but  does  not  constitute
                                             Termination  By Company  For Cause;
                                             or (C) such  termination is made by
                                             the   Company   by  reason  of  the
                                             Disability of the Recipient; or (D)
                                             such termination is attributable to
                                             the death of the Recipient.

                           (3) The expiration date for unvested Options shall be upon Termination Of Recipient if earlier than the expiration date specified in Section 5(c) in the event: (A) such termination is made by the Recipient but does not constitute Termination By Recipient For Good Reason; or (B) such termination is made by the Company and constitutes Termination By Company For Cause.

         (f) MANNER OF EXERCISE AND PAYMENT. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such Option (or such portion) becomes unexercisable under this Section 5:

                  (i) NOTICE. A Notice of Exercise of Stock Option in the form attached to the underlying Stock Option Certificate, duly signed by the Recipient or other Person then entitled to exercise the Option or portion thereof, stating the number of Option Shares to be purchased by exercise of the associated Option.

                  (ii) CONSENT OF SPOUSE. A Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse.

                  (iii) PAYMENT. Full payment for the Option Shares to be purchased by exercise of the associated Option as follows (or any combination of the following):

                           (1)      Immediately   available   funds,   in   U.S.
                                    dollars; and/or

                           (2) If expressly permitted in the underlying Stock Option Certificate, or if otherwise consented to by the Plan Authority in writing:

                                    (A)      Shares of Common Stock owned by the
                                             Recipient    duly    endorsed   for
                                             transfer  to  the  Company,  with a
                                             Fair  Market  Value  on the date of
                                             delivery  equal  to  the  aggregate
                                             Option  Price of the Option  Shares
                                             with respect to which the Option or
                                             portion is thereby exercised;

                                    (B)      The surrender or  relinquishment of
                                             options,  warrants or other  rights
                                             to acquire Common Stock held by the
                                             Recipient, with a Fair Market Value
                                             on the  date of  delivery  equal to
                                             the  aggregate  Option Price of the
                                             Option Shares with respect to which
                                             the  Option or  portion  is thereby
                                             exercised; or

                                    (C)      A  full  recourse  promissory  note
                                             bearing interest at a rate as shall
                                             then  preclude  the  imputation  of
                                             interest   under  the   Code,   and
                                             payable  upon such  terms as may be
                                             prescribed  by the Plan  Authority.
                                             The Plan Authority  shall prescribe
                                             the  form  of  such  note  and  the
                                             security to be given for such note.
                                             Notwithstanding  the foregoing,  no
                                             Option may be exercised by delivery
                                             of a  promissory  note or by a loan
                                             from the  Company  if such  loan or
                                             other   extension   of   credit  is
                                             prohibited  by law at the  time  of
                                             exercise of this Option or does not
                                             comply  with  the   provisions   of
                                             Regulation  G  promulgated  by  the
                                             Federal  Reserve Board with respect
                                             to  "margin  stock" if the  Company
                                             and the  Recipient are then subject
                                             to such Regulation.

                  (iv) PROOF OF AUTHORITY. In the event that the Option or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

                  (v) ADDITIONAL DOCUMENTS. Such documents, representations and undertakings as the Plan Authority, in its absolute discretion, deems necessary or advisable pursuant to Section 9(a).

         (g)      NON-ASSIGNABILITY.

                  (i) DURING RECIPIENT'S LIFETIME. Options may not be Disposed by a Recipient during the Recipient's lifetime (if the Recipient is a natural Person), nor exercised by any Person other than a Recipient. Any Disposition or exercise of an Option in violation of the foregoing shall be null and void AB INITIO and of no further force and effect.

                  (ii) UPON DEATH OF RECIPIENT. Upon the death of the Recipient, vested Options may be transferred to a Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient (the "Recipient's Successors"), and may thereafter be exercised by the Recipient's Successors. Vested Options so transferred shall not be further Disposed by the Recipient's Successors except pursuant to will or the laws of descent and distribution, nor exercised by any Person other than the Recipient's Successors. Any Disposition or exercise of an Option so transferred in violation of the foregoing shall be null and void AB INITIO and of no further force and effect.

                  (iii) CERTAIN CASES. Notwithstanding the foregoing, in the case of Options other than (i) Incentive Options;
                           (ii) Options granted or awarded pursuant the exemption from registration or qualification afforded under Rule 701 of the Securities Act and/or Section 44-1844 A.14 of the Securities Act of Arizona; or
                           (iii) Options registered with the Commission on Form S-8, the Company may, in its sole discretion and without any obligation to do so, permit such Options to be assigned and/or exercised by a Person other than the Recipient or the Recipient's Successors provided the exemption from registration or qualification to be relied upon under applicable federal and state securities laws permits such action.

         (h) NO STOCKHOLDER RIGHTS. The Recipient shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to the Options or the underlying Option Shares unless and until all conditions for exercise of the Option and the issuance of certificates for the Option Shares shall be satisfied, at which time the Recipient shall become a stockholder of the Company with respect to such issued Option Shares and, in such capacity, shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote, and to exercise all other rights of a stockholder with respect to such issued Option Shares.

         (i) CONDITIONS TO ISSUANCE OF OPTION SHARES. The Company shall not be required to issue or deliver any certificate or certificates representing the Option Shares purchased upon exercise of any Option or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 5(f); (ii) the receipt by the Company of full payment for such Option Shares, together with payment in satisfaction of any applicable Withholding Taxes; and (iii) the lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may establish from time-to-time for administrative convenience.

         (j) NOTICE OF DISPOSITION OF OPTION SHARES ACQUIRED BY EXERCISE OF INCENTIVE OPTIONS. The Plan Administrator may require any Recipient who is an Employee who acquires any Option Shares pursuant to the exercise of an Incentive Option to give the Company prompt notice of any "disposition" (within the meaning of Section 422(a)(1) of the Code) of such Option Shares within
                  (i) two (2) years from the date of grant of the underlying Incentive Option, or (ii) one (1) year after the issuance of such Option Shares to such Employee. The Plan Administrator may direct that the certificates evidencing such Option Shares refer to such requirement to give prompt notice.

6.       GRANT SHARES

         (a) GRANT. The Plan Authority may from time to time, and subject to the provision of the Plan and such other terms and conditions as the Plan Authority may prescribe, grant to any Eligible Person one or more Plan Shares allotted by the Plan Authority ("Grant Shares"). The grant of Grant Shares or grant of the right to receive Grant Shares shall be evidenced by a written Stock Grant Agreement, executed by the Company and the Recipient on or before the time of the grant of such Grant Shares, setting (i) the number of Grant Shares granted, and
                  (ii) all other terms and conditions of such grant.

         (b) CONSIDERATION (PURCHASE PRICE). The Plan Authority, in its sole discretion, may grant or award Grant Shares in any of the following instances:

                  (i) AS BONUS/REWARD. AS A "bonus" or "reward" for services previously rendered and otherwise fully compensated, in which case the recipient of the Grant Shares shall not be required to pay any consideration for such Grant Shares, and the value of such Grant Shares shall be the Fair Market Value of such Grant Shares on the date of grant.

                  (ii) AS COMPENSATION. As "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Grant Shares shall not be required to pay any consideration for such Grant Shares (other than the performance of his services), and the value of such Grant Shares received (together with the value of such services or attainment of goals attained by the Recipient), shall be the Fair Market Value of such Grant Shares on the date of grant.

                  (iii) AS PURCHASE PRICE CONSIDERATION. In "consideration" for the payment of a purchase price for each of such Grant Shares (the "Stock Grant Purchase Price") in an amount established by the Plan Authority, provided, however:

                           (1) The Stock Grant Purchase Price may not be less than one hundred percent (100%) of the Fair Market Value of such Grant Shares as of the date of grant of such purchase right or the consummation of such purchaser;

                           (2) The Stock Grant Purchase Price shall not be less than that allowed under the exemption from registration under the applicable Blue Sky Laws of the state or territory in which the Recipient then resides as selected by the Company in its sole discretion; and

                           (3) If the Common Stock is traded on a stock exchange or over-the-counter on Nasdaq, the purchase price may not be less than the minimum price permitted by such stock exchange or Nasdaq.

         (c) DELIVERIES; MANNER OF PAYMENT. The Grant Shares may be purchased solely by delivery of all of the following to the Secretary of the Company at the principal executive offices at the Company prior to the time when the Grant Shares becomes purchasable under this section 6:

                  (i) STOCK GRANT AGREEMENT. The Stock Grant Agreement for the Grant Shares, duly signed by the Recipient.

                  (ii) CONSENT OF SPOUSE. A Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse.

                  (iii) PAYMENT. Full payment for the Grant Shares to be purchased (where payment thereof is required), made as follows (or in any combination of the following):

                           (1)      Immediately   available   funds,   in   U.S.
                                    dollars; and/or

                           (2) If expressly permitted in the underlying Stock Grant Agreement, or if otherwise consented to by the Plan Authority in writing:

                                    (A)      Shares of Common Stock owned by the
                                             Recipient    duly    endorsed   for
                                             transfer to the Company with a Fair
                                             Market   Value   on  the   date  of
                                             delivery  equal  to  the  aggregate
                                             purchase price of the Grant Shares;

                                    (B)      The surrender or  relinquishment of
                                             options,  warrants or other  rights
                                             to acquire  Common  Stock  owned by
                                             the  Recipient,  with a Fair Market
                                             Value on the date of delivery equal
                                             to the aggregate  purchase price of
                                             the Grant Shares; or

                                    (C)      A  full  recourse  promissory  note
                                             bearing interest at a rate not less
                                             than a rate as shall then  preclude
                                             the  imputation  of interest  under
                                             the  Code,  and  payable  upon such
                                             terms as may be  prescribed  by the
                                             Plan Authority.  The Plan Authority
                                             shall  prescribe  the  form of such
                                             note and the  security  to be given
                                             for such note.  Notwithstanding the
                                             foregoing,  no Grant  Shares may be
                                             purchased    by   delivery   of   a
                                             promissory  note or by a loan  from
                                             the  Company  if such loan or other
                                             extension  of credit is  prohibited
                                             by law at the time of  purchase  of
                                             the Grant Shares or does not comply
                                             with the provisions of Regulation G
                                             promulgated by the Federal  Reserve
                                             Board   with   respect  to  "margin
                                             stock"  if  the   Company  and  the
                                             Recipient  are then subject to such
                                             Regulation.

                  (iv) ADDITIONAL DOCUMENTS. Such documents, representations and undertakings as the Plan Authority, in its absolute discretion, deems necessary or advisable pursuant to Section 9(a).

7.       FORFEITURE CONDITIONS PLACED UPON GRANT SHARES

         (a) VESTING CONDITIONS; FORFEITURE OF UNVESTED GRANT SHARES. The Plan Authority may subject or condition Grant Shares granted or awarded (hereinafter referred to as "Forfeitable Grant Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Forfeitable Grant Shares as the Plan Authority, in its sole discretion, may deem appropriate. In the event the Recipient does not satisfy any vesting conditions, the Company may require the Recipient, subject to the payment terms of
                  Section 7(b), to forfeit such unvested Forfeitable Grant Shares to the Company. All vesting conditions imposed on the grant of Forfeitable Grant Shares, including payment terms complying with Section 7(b), shall be set forth in a written Stock Grant Agreement, executed by the Company and the Recipient on or before the time of the grant of such
                  Forfeitable Grant Shares, stating the number of said Forfeitable Grant Shares subject to such conditions, and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying Stock Grant Agreement, the Grant Shares shall not be deemed to be Forfeitable Grant Shares, and will not be subject to forfeiture. Any grant of Forfeitable Grant Shares shall be subject to the following limitations:

                  (i) In no case shall the Recipient be required to forfeit any vested Forfeitable Grant Shares;

                  (ii) If the vesting conditions are based upon continued performance of services to the Company, then, unless otherwise expressly provided in the underlying Stock Grant Agreement, unvested Forfeitable Grant Shares shall:

                           (1) Upon the approval of a majority of the Board of Directors, immediately vest (i.e., become non-forfeitable) upon Termination Of Recipient in the event such termination (A) is made by the Recipient and constitutes Termination By Recipient For Good Reason (as such term is defined in the Plan), or (B) such termination is made by the Company but does not constitute Termination By Company For Cause; and

                           (2) Be immediately forfeited upon Termination Of Recipient in the event such termination: (A) is made by the Recipient but does not constitute Termination By Recipient For Good Reason, or (B) such termination is made by the Company and constitutes Termination By Company For Cause;

                  (iii) In the event the Forfeitable Grant Shares are granted or awarded in reliance upon the exemption afforded by
                           Section 44-188 A.14 of the Securities Act of Arizona, and the Recipient is an Employee, such vesting conditions shall comply with Section 7(b)(i)(2) below.

         (b)      Repurchase of Forfeitable Grant Shares Which Are Forfeited.

                  (i) REPURCHASE RIGHTS AND PRICE. In the event a Recipient does not satisfy applicable vesting conditions placed upon unvested Forfeitable Grant Shares, and the Company exercises its right to require the Recipient to forfeit any or all of such unvested Forfeitable Grant Shares, the Company shall be required to pay the Recipient, for each unvested Forfeitable Grant Share which the Company requires the Recipient to forfeit, the amount per Forfeitable Grant Share set forth in the Stock Grant Agreement, provided, however:

                           (1) The price per Forfeitable Grant Share in any event may not be less that the higher of (A) the original purchase price for such Forfeitable Grant Shares to be forfeited, or
                                    (B)  the  "book  value"  (as  such  term  is
                                    defined  below)  of such  Forfeitable  Grant
                                    Shares to be forfeited; and

                           (2) If such vesting conditions are based upon Termination Of Recipient as an Employee, and if the Forfeitable Grant Shares to be forfeited were issued in reliance upon the exemption afforded by Section 44-1844 A. 14 of the Securities Act of Arizona, then, based upon the Company's election:

                                    (A)      The  vesting   conditions  for  the
                                             group of  Forfeitable  Grant Shares
                                             (of which  the  Grant  Shares to be
                                             forfeited are a part) must lapse at
                                             the rate of at least fifty  percent
                                             (50%)  per year over five (5) years
                                             from the date of purchase (i.e., 0%
                                             upon  grant,  25% after six months,
                                             50% after one year, etc.); or

                                    (B)      The   purchase    price   for   the
                                             Forfeitable   Grant  Shares  to  be
                                             forfeited  may not be less than the
                                             "fair  value"  of such  Forfeitable
                                             Grant   Shares  if  such  price  is
                                             greater than the original price per
                                             share for such shares.

                           The "book value" per Forfeitable Grant Share is defined as the difference between the Company's total assets and total liabilities as of the close of business on the last day of the calendar month preceding the date of forfeiture, divided by the total number of shares of Common Stock then outstanding. The book value per Forfeitable Grant Share shall be determined by the independent certified public accountant regularly engaged by the Company. The determination shall be conclusive and binding and made in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company.

                  (ii) FORM OF PAYMENT. The payments to be made by the Company to a Recipient for forfeited Forfeitable
                           Grant Shares shall be in the form of cash or cancellation of purchase money indebtedness with respect to the purchase of said Forfeitable Grant Shares by the Recipient, if any, and must be paid no later than ninety (90) days of the date of termination.

         (c) RESTRICTIVE LEGEND. Until such time as all conditions placed upon Forfeitable Grant Shares lapse, the Plan Authority may place a restrictive legend on the share certificate representing such Forfeitable Grant Shares which evidences said restrictions in such form and subject to such stop instructions as the Plan Authority shall deem appropriate, including the following legend:

                      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN THE EVENT CERTAIN VESTING CONDITIONS BASED UPON THE CONTINUED PROVISION OF SERVICES TO THE COMPANY BY THE HOLDER HEREOF ARE NOT SATISFIED. THIS RISK OF FORFEITURE AND UNDERLYING VESTING CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN STOCK GRANT AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY DATED THE ____ DAY OF ____________, 19____ AND THAT
                      CERTAIN 1998 EMPYREAN DIAGNOSTICS LTD. STOCK PLAN DATED __________________, 1998, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

                  The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Forfeitable Grant Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.

                  The Plan Authority shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Forfeitable Grant Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Forfeitable Grant Shares which become vested.

         (d) STOCKHOLDER RIGHTS. The Recipient of Forfeitable Grant Shares shall have all rights or privileges of a stockholder of the Company with respect to the Forfeitable Grant Shares notwithstanding the terms of this Section 7 (with the exception of subsection (e) hereof) and, as such, shall be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Forfeitable Grant Shares.

         (e) NON-ASSIGNABILITY. Except as expressly provided in the underlying Stock Grant Agreement, unvested Forfeitable Grant Shares may not be Disposed by the Recipient, and any such purported Disposition shall be null and void ab initio and of no force and effect.


8.       REPORTS TO RECIPIENTS OF AWARDS

         (a) FINANCIAL STATEMENTS. The Company shall provide each Recipient with the Company's financial statements at least annually.

         (b) INCENTIVE STOCK OPTION REPORTS. The Company shall provide, with respect to each holder of an Incentive Option who has exercised such Incentive Option, on or before January 31st of the year following the year of exercise of such Incentive Option, a statement containing the following information: (i) the Company's name, address, and taxpayer identification number; (ii) the name, address, and taxpayer identification number of the Person to whom Option Shares were transferred by the Company upon exercise of the Incentive Option; (iii) the date the Incentive Option was granted; (iv) the date the Option Shares underlying the Incentive Option were transferred pursuant to the exercise of the Incentive Option; (v) the Fair Market Value of the Option Shares on date of exercise; (vi) the number of Option Shares transferred upon exercise of the Incentive Option; (vii) a statement that the Incentive Option was an incentive stock option, and (viii) the total cost of the Option Shares.

9.       COMPLIANCE WITH APPLICABLE SECURITIES LAWS

         (a) REGISTRATION OR EXEMPTION FROM REGISTRATION. Unless expressly stipulated in the underlying Award Agreement, in no event shall the Company be required at any time to register any securities issued under or derivative from the Plan, including any Option, Option Shares or Grant Shares awarded or granted hereunder (the "Plan Securities"), under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-8) or to register or qualify the Plan Securities under the securities laws of any state or territory.

                  In the event the Company does not register or qualify the Plan Securities, the Plan Securities shall be issued in reliance upon such exemptions from registration or qualification under federal and state securities laws, as the case may be, that the Company and its legal counsel, in their sole discretion, shall determine to be appropriate with respect to any particular offer or sale of securities under the Plan including, without limitation:

                  (i) In the case of federal securities laws, any of the following if available: (1) Section 3(a)(11) of the Securities Act for intrastate offerings and Rule 147 promulgated thereto; (2) Section 3(b) of the Securities Act for limited offerings and Rule 701 promulgated thereto and/or Rules 504 and/or 505 of Regulation D promulgated thereto, and/or (3) Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto; and

                  (ii) In the case of such state securities laws as may be applicable, the requirements of any applicable exemptions from registration or qualification afforded by such securities laws including, in the case of a Recipient residing in the State of Arizona,
                           Section  44-1844  A.  1  of  the  Securities  Act  of
                           Arizona.

                  In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from federal or state registration or qualification which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Plan Securities until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability.

         (b) PROVISION OF OTHER DOCUMENTS, INCLUDING RECIPIENT'S REPRESENTATIVE'S LETTER. If requested by the Company, the
                  Recipient  shall  provide  such  further   representations  or
                  documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from federal or state registration or qualification which it is relying upon, or with all applicable rules and regulations of any applicable securities exchanges. If required by the Company, the Recipient shall provide a Recipient's Representative's Letter from a purchaser representative with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Recipient's proposed investment in the Plan Securities and has determined that an investment in the Plan
                  Securities: (A) is appropriate in light of the Recipient's financial circumstances, (B) that the purchaser representative and, if applicable, the Recipient, have such knowledge and experience in financial and business matters that such persons are capable of evaluating the merits and risks of an investment in the Plan Securities, and (C) that the purchaser representative and, if applicable, the Recipient, have such business or financial experience to be reasonably assumed to have the capacity to protect the Recipient's interests in connection with the purchase of the Plan Securities.

(C) LEGEND. In the event the Company delivers unregistered Plan Shares, the Company reserves the right to place the following legend or such other legend as its deems necessary on the share certificate or certificates to comply with the Securities Act and any state and territory securities laws or any exemption from registration or qualification thereunder which is being relied upon by the Company.

                      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2) REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

10.      ADJUSTMENTS.

         (a) SUBDIVISION OR STOCK DIVIDEND. If outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of Plan Shares, if any, available for issuance in under the Plan, and the Option Price of any outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

         (b) ADJUSTMENT TO OPTION PRICE. When any adjustment is required to be made in the Option Price, the number of Option Shares purchasable upon the exercise of any outstanding Option shall be adjusted to that number of Option Shares determined by: (i) multiplying an amount equal to the number of Option Shares purchasable upon the exercise of the Option immediately prior to such adjustment by the Option Price in effect immediately prior to such adjustment, and then (ii) dividing that product by the Option Price in effect immediately after such adjustment. Provided, however, no fractional Option Shares shall be issued, and any fractional Option Shares resulting from the computations pursuant to this section 10 shall be eliminated from the Option.

         (c) CAPITAL REORGANIZATION OR RECLASSIFICATION; CONSOLIDATION OR MERGER. In case of any capital reorganization or any reclassification of Common Stock (other than a recapitalization described below in Section 10(e), or the consolidation, merger, combination or exchange of shares of capital stock with another entity, or the divisive reorganization of the Company, the Recipient shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of stock or other securities or property of the Company (or its successor{s}) receivable upon such event by a Recipient of the number of Option Shares which such Option entitles the Recipient to purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of Option Shares which may be issued under the Plan, the number of Option Shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Authority.

         (d) ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Authority, whose determination in that respect shall be final, binding and conclusive.

         (e) NO OTHER RIGHTS TO RECIPIENT. Except as expressly provided in this Section 10, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the Option Shares. The grant of an Award pursuant to the Plan shall not any way affect or impede the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

11.      PERFORMANCE ON BUSINESS DAY

In the event the date on which a party to the Plan is required to take any action under the terms of the Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

12.      EMPLOYMENT STATUS

In no event shall the granting of an Award be construed as granting a continued right of employment to a Recipient if such Person is employed by the Company, nor effect any right which the Company may have to terminate the employment of such Person, at any time, with or without cause, except to the extent that such Person and the Company have agreed otherwise in writing.

13.      NON-LIABILITY FOR DEBTS; RESTRICTIONS AGAINST TRANSFER

No Options or unvested Forfeitable Grant Shares granted hereunder, or any part thereof, (i) shall be liable for the debts, contracts, or engagements of a Recipient, or such Recipient's successors in interest as permitted under this Plan, or (ii) shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void AB INITIO and of no further force and effect.

14.      AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS

         (a) AMENDMENT, MODIFICATION OR TERMINATION OF PLAN. The Board may amend or modify the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however:

                  (i) No such action may adversely alter or impair any Award previously granted under the Plan without the consent of each Recipient affected thereby, and

                  (ii) No action of the Board will cause Incentive Options granted under the Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose.

         (b) MODIFICATION OF TERMS OF OUTSTANDING OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Authority may modify, extend or renew outstanding Options granted under the Plan, including vesting conditions, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however,  no  modification  of  any  outstanding  Option  may, without the consent of the Recipient affected thereby, adversely alter or impair such Recipients rights under such Option.

         (c) MODIFICATION OF VESTING CONDITIONS PLACED ON FORFEITABLE GRANT SHARES. Subject to the terms and conditions and within the limitations of the Plan, including vesting conditions, the Plan Authority may modify the conditions placed upon the grant of any Forfeitable Grant Shares, provided, however, no modification of any conditions placed upon Forfeitable Grant Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Forfeitable Grant Shares.

         (d) COMPLIANCE WITH LAWS. The Plan Authority may, at any time or from time-to-time, without receiving further consideration from, or paying any consideration to, any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under the Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or Awards thereunder or to comply with stock exchange rules or requirements and/or (ii) ensure that the Plan is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}).

15.      WITHHOLDING OF EMPLOYMENT TAXES

As a condition of the grant of any Award and/or exercise of any Option, as the case may be, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements incident to such grant or exercise. Provided, however, whenever the Company is delivering any Plan Shares the Company may, in its sole discretion, but without obligation to do so, issue or transfer such Plan Shares net of the number of Plan Shares sufficient to satisfy any withholding tax requirements incident to such issuance or transfer. For withholding tax purposes, Plan Shares shall be valued on the date the withholding obligation is incurred.


The undersigned hereby certifies that the foregoing 1998 Empyrean Diagnostics Ltd. Stock Plan was approved by the shareholders of Empyrean Diagnostics Ltd. on the 20th day of November, 1998.


                                        ----------------------------------------
                                        STEPHEN HAYTER, PRESIDENT

                            STOCK OPTION CERTIFICATE

                            Empyrean Diagnostics Ltd.
           [To be prepared by the Company and signed by the Recipient]

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED WITH, OR APPROVED OR DISAPPROVED BY, THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED BY THIS STOCK OPTION CERTIFICATE OR THE ACCURACY OR ADEQUACY OF ANY OFFERING MATERIALS, INCLUDING THE COMPANY'S STOCK OPTION PLAN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SUBSTANTIAL AND IMMEDIATE DILUTION. THERE IS NO PUBLIC MARKET FOR THE SALE OF THESE SECURITIES BY THE RECIPIENT. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS REGISTERED OR QUALIFIED, OR THE RECIPIENT PROVIDES THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, OR ITS LEGAL COUNSEL, THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED BY REASON OF AN EXEMPTION OR OTHERWISE. AS A RESULT, THESE SECURITIES ARE SUITABLE ONLY FOR CERTAIN SOPHISTICATED AND QUALIFIED INVESTORS WHO CAN BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

================================================================================

Name of Recipient.........................  ____________________________________

Legal Address/Domicile of Recipient.......  ____________________________________

Citizenship of Recipient..................  [X]  United States      [ ]  Other

Number of Option Shares...................  ____________________________________

Option Price per Option Share.............  ____________________________________

Classification of Option..................  [ ]  Non-Qualified Option
                                            [ ]  Incentive Option

Vesting...................................  [ ]  Subject to Vesting
                                                  (see section 3)
                                            [ ]  Fully Vested

Option Expiration Date....................  April 28, 2001
                                            ------------------------------------

Option Effective Date.....................  April 28, 1998
                                            ------------------------------------


U.S. Federal Exemption to be Relied Upon    [ ] Rule 701      [ ] Regulation D
at Other Rule 504 the Time of Grant or                            [ ] Rule 504
Exercise (as the case Rule 505 may be)....  [ ] Other ________    [ ] Rule 505
                                                                  [ ] Rule 506

Blue Sky  Exemption  to be Relied Upon at   [X]               [ ] Other ________
the Time of Grant or Exercise (as the case
may be)...................................  [ ] ______________    ______________

================================================================================

This Stock Option Certificate is entered into between Empyrean Diagnostics Ltd., a Wyoming corporation (the "Company"), whose principal executive office is located at 2238 West Lone Cactus Drive, Suite 200, Phoenix, Arizona 85027, and the Recipient identified above (the "Recipient"), pursuant to that certain Stock Option Plan deemed effective August 25, 1997 as amended on April 27, 1998 (the "Plan"), as such Plan may be amended and/or restated from time to time. Subject to the terms of this Stock Option Certificate, the Recipient's rights to purchase the Option Shares are governed by the Plan, the terms of which are incorporated herein by this reference. Defined terms in this Stock Option Certificate shall have the same meaning as defined terms in the Plan.

1. GRANT OF OPTION: This Stock Option Certificate certifies that the Company has granted to the Recipient, pursuant to the terms of the Plan, a stock option (the "Option") to purchase, in whole or in part, the number of Option Shares designated above (collectively and severally, the "Option Shares"), representing shares of the common stock, no par value (the "Common Stock") of the Company, at the exercise or Option Price per Option Share designated above (the "Option Price"), subject to the following terms and conditions.

2. CAPACITY OF RECIPIENT: This Option is granted to the Recipient in the following capacity:

    (i)    [ ]    An Employee who is an Executive Officer* of the Company and/or
                  its Affiliates.

    (ii)   [X]    An  Employee  other  than an Executive Officer* of the Company and/or its Affiliates.

    (iii)  [ ]    A Director of the Company and/or its Affiliates.

    (iv)   [ ]    A Consultant to the Company and/or its Affiliates.

     * An "Executive Officer" is defined as the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy makings functions for the Company.

3. VESTING CONDITIONS: If the Option Shares are subject to vesting then, subject to section 7(b) of the Plan, the Option Shares will be subject to vesting based upon continued performance of services in the capacity indicated above as follows:

                                                            CUMULATIVE VESTED
                                 VESTED NUMBER OF          PERCENTAGE OF OPTION
              DATE                OPTION SHARES                 SHARES
     ----------------------    --------------------       ----------------------



                               --------------------       ----------------------


                               ====================       ======================

4. EXPIRATION OF OPTION: The right to exercise the Options granted by this Stock Option Certificate shall expire and be null and void ab initio and of no further force or effect to the extent not exercised by 5:00 p.m. (Phoenix Time), on the Option Expiration Date designated above (the "Option Expiration Date"); provided, however, if the Option Shares are subject to vesting by reason of the vesting designation set forth in section 3 of this Stock Option Certificate, then pursuant to section 7(d) of the Plan, in the event of termination of Recipient, the expiration date shall be accelerated to thirty (30) days after the effective date of termination of Recipient.

         NOTE: SHOULD THE RECIPIENT FAIL TO EXERCISE THIS OPTION (TO THE EXTENT PERMITTED BY ITS TERMS) THE RECIPIENT SHALL NOT BE ENTITLED TO THE INCOME TAX BENEFITS OF SECTION 422 OF THE CODE (ASSUMING THIS OPTION IS AN INCENTIVE OPTION), AND THIS OPTION, AND THE GRANT AND EXERCISE THEREOF, SHALL BE TREATED, FOR INCOME TAX PURPOSES, AS IF IT WERE A NON-QUALIFIED OPTION.

5. DELIVERIES; MANNER OF EXERCISE AND PAYMENT: This Option shall be exercised by delivery of the following to the Secretary of the Company at the Company's principal executive offices:

     (a) STOCK OPTION CERTIFICATE: This Stock Option Certificate, duly signed by the Recipient.

     (b) NOTICE: A Notice of Exercise of Stock Option in the form attached to the underlying Stock Option Certificate, duly signed by the Recipient or other Person then entitled to exercise the Option or portion thereof, stating the number of Option Shares to be purchased by exercise of the associated Option.

     (c) PAYMENT: Full payment for the Option Shares to be purchased in immediately available funds in U.S. dollars.

     (d) PROOF OF AUTHORITY: In the event that the Option or portion thereof shall be exercised by any person other than the Recipient pursuant to section 7(c) of the Plan, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

6. TRANSFER OF OPTION

     (a) EXERCISE: Options may only be exercised by the original Recipient thereof or, to the extent a Transfer is permitted and has been consummated pursuant to subsection 6(b) below, by a permitted transferee of such Options.

     (b) TRANSFER: Options may not be Transferred by a Recipient except upon and following the death of a Recipient, but only to the Recipient's successors as provided in section 7(c) of the Plan.

Any  Transfer or  exercise  of an Option so  Transferred  in  violation  of this section 6 shall be null and void ab initio and of no further force and effect.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS: The Recipient hereby represents, warrants and covenants to the Company, each of which is deemed to be a separate representation, warranty and covenant, whichever the case may be, that:

     (a) DOMICILE: The Recipient's permanent legal residence and domicile, if the Recipient is an individual, or permanent legal executive offices and principal place of business, if the Recipient is an Entity, was and is in the State or territory designated above at both the time of the "offer" and the time of the "sale" of this Option and the Option Share to the Recipient.

     (b)  AGE: The Recipient, if a natural person, is age eighteen (18) or over.

     (c) RECEIPT AND REVIEW OF PLAN AND PLAN SUMMARY: The Recipient has received a copy of the Plan and has read and understood the Plan.

     (d) RESTRICTIONS ON TRANSFERABILITY OF OPTION SHARES The Recipient has been informed and understands and agrees as follows: (i) there are substantial restrictions on the transferability of the Option Shares as set forth in the Plan, (ii) as a result of such restrictions, (1) it may not be possible for the Recipient to sell or otherwise liquidate the Option Shares in the case of emergency and/or other need, and the Recipient must therefore be able to hold the Option Shares until the lapse of said restrictions, (2) the Recipient must have adequate means of providing for the Recipient's current needs and personal contingencies, and (3) the Recipient must have no need for liquidity in an investment in the Option Shares; and (iii) the Recipient has evaluated the Recipient's financial resources and investment position in view of the foregoing; and the Recipient is able to bear the economic risk of an investment in the Option Shares.

Each representation, warranty and covenant of the Recipient shall be deemed made at the time of grant of this Option, shall be deemed remade at any time the Recipient exercises this Option, and shall survive the date of closing with respect to the exercise of the last Option hereunder.

8. MISCELLANEOUS

     (a) PREPARATION OF STOCK OPTION CERTIFICATE; COSTS AND EXPENSES: This Stock Option Certificate was prepared by the Company solely on behalf of the Company. Each party acknowledges that: (i) he, she or it had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transaction contemplated by this Stock Option Certificate are fair and reasonable to such party; and
          (iii) such party has voluntarily entered into the transaction contemplated by this Stock Option Certificate without duress or coercion. Each party further acknowledges such party was not represented by the legal counsel of any other party hereto in connection with the transaction contemplated by this Stock Option Certificate, nor was such party under any belief or understanding that such legal counsel was representing his, her or its interests. Except as expressly set forth in this Stock Option Certificate, each party shall pay all legal and other costs and expenses incurred or to be incurred by such party in negotiating and preparing this Stock Option Certificate; in performing due diligence or retaining professional advisors; in performing any transactions contemplated by this Stock Option Certificate; or in complying with such party's covenants, agreements and conditions contained herein. Each party agrees that no conflict, omission or ambiguity in this Stock Option Certificate, or the interpretation thereof, shall be presumed, implied or otherwise construed against the Company or any other party to this Stock Option Certificate on the basis that such party was responsible for drafting this Stock Option Certificate.

     (b) COOPERATION: Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Stock Option Certificate, all without undue delay or expense.

     (c)  INTERPRETATION

              (i) SURVIVAL: All representations and warranties made by any party in connection with any transaction contemplated by this Stock Option Certificate shall, irrespective of any investigation made by or on behalf of any other party hereto, survive the execution and delivery of this Stock Option Certificate and the performance or consummation of any transaction described in this Stock Option Certificate.

              (ii) ENTIRE AGREEMENT/NO COLLATERAL REPRESENTATIONS: Each party expressly acknowledges and agrees that this Stock Option Certificate, together with and subject to the Plan and the Plan Summary: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, proposals, commitments, guarantees, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements. No prior drafts of this Stock Option Certificate, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Stock Option Certificate.

              (iii) AMENDMENT; WAIVER; FORBEARANCE: Except as expressly provided otherwise herein, neither this Stock Option Certificate nor any of the terms, provisions, obligations or rights contained herein may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Stock Option Certificate. No waiver of any breach of any term, provision or agreement contained herein, or of the performance of any act or obligation under this Stock Option Certificate, or of any extension of time for performance of any such act or obligation, or of any right granted under this Stock Option Certificate, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver. Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right granted under this Stock Option Certificate, or any preceding or subsequent breach thereof. No forbearance by a party to seek a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

              (iv) REMEDIES CUMULATIVE: The remedies of each party under this Stock Option Certificate are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled, at law or in equity.

              (v) SEVERABILITY: If any term or provision of this Stock Option Certificate or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Stock Option Certificate, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Stock Option Certificate (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

              (vi) PARTIES IN INTEREST: Notwithstanding anything else to the contrary herein, nothing in this Stock Option Certificate shall confer any rights or remedies under or by reason of this Stock Option Certificate on any persons other than the parties hereto and their respective successors and assigns, if any, as may be permitted under the Plan or hereunder, nor shall anything in this Stock Option Certificate relieve or discharge the obligation or liability of any third person to any party to this Stock Option Certificate, nor shall any provision give any third person any right of subrogation or action over or against any party to this Stock Option Certificate.

              (vii) NO RELIANCE UPON PRIOR REPRESENTATION: Each party acknowledges that: (i) no other party has made any oral representation or promise which would induce them prior to executing this Stock Option Certificate to change their position to their detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (ii) such party has not so changed its position, performed or parted with value prior to the time of the execution of this Stock Option Certificate, or such party has taken such action at its own risk.

              (viii) HEADINGS;  REFERENCES;  INCORPORATION;   "PERSON";  GENDER;
                     STATUTORY REFERENCES: The headings used in this Stock Option Certificate are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Stock Option Certificate or any provision hereof. References to this Stock Option Certificate shall include all amendments or renewals thereof. All cross-references in this Stock Option Certificate, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Stock Option Certificate, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in this Stock Option Certificate shall be construed to be incorporated in this Stock Option Certificate by such reference. As used in this Stock Option Certificate, the term "person" is defined in its broadest sense as any individual, entity or fiduciary who has legal standing to enter into this Stock Option Certificate such as, by way of example and not limitation, individual or natural persons and trusts. As used in this Stock Option Certificate, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

     (d)  ENFORCEMENT

              (i) APPLICABLE LAW: This Stock Option Certificate and the rights and remedies of each party arising out of or relating to this Stock Option Certificate (including, without limitation, equitable remedies) shall (with the exception of the Securities Act and the Blue Sky Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of Arizona, as if this Stock Option Certificate were made, and as if its obligations are to be performed, wholly within the State of Arizona.

              (ii) CONSENT TO JURISDICTION; SERVICE OF PROCESS: Any "action or proceeding" (as such term is defined below) arising out of or relating to this Stock Option Certificate shall be filed in and heard and litigated solely before the state courts of Arizona located within the County of Maricopa. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and venue therein; consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Stock Option Certificate; and waives any defense or right to object to venue in said courts based upon the doctrine of "forum non conveniens." The term "action or proceeding" is defined as any and all claims, suits, actions, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal.

              (iii) WAIVER OF RIGHT TO JURY TRIAL: Each party hereby waives such party's respective right to a jury trial of any claim or cause of action based upon or arising out of this Stock Option Certificate. Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby; that each other party has already relied upon this waiver in entering into this Stock Option Certificate; and that each other party will continue to rely on this waiver in their future dealings. Each party warrants and represents that such party has reviewed this waiver with such party's legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel.

     (e) SUCCESSORS AND ASSIGNS: All of the representations, warranties, covenants, conditions and provisions of this Stock Option Certificate shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

     (f) NOTICES: Except as otherwise specifically provided in this Stock Option Certificate, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or permitted to be given hereunder shall be given in accordance with the notice provisions in the Plan.

     (g) COUNTERPARTS: This Stock Option Certificate may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Stock Option Certificate may be detached from any counterpart of this Stock Option Certificate and reattached to any other counterpart of this Stock Option Certificate identical in form hereto by having attached to it one or more additional signature pages.

WHEREFORE, the parties hereto have executed this Stock Option Certificate in the City of Phoenix, State of Arizona, effective as of the Option Effective Date first set forth above.

COMPANY:

EMPYREAN DIAGNOSTICS LTD.
a Wyoming corporation



By:
    ----------------------------------
         STEPHEN HAYTER, PRESIDENT


RECIPIENT:**



--------------------------------------


** By execution hereof, the Recipient acknowledges prior receipt of the Stock Option Plan.

                                   Attachment
                                       to
                            Stock Option Certificate

                       NOTICE OF EXERCISE OF STOCK OPTION
          [To be signed by the Recipient only upon exercise of Option]


TO:      Secretary
         Empyrean Diagnostics Ltd.
         2238 West Lone Cactus Drive
         Suite 200
         Phoenix, AZ  85027

The undersigned, the holder of Options under that certain Stock Option Certificate dated effective the _______ day of _____________, 1998 between Empyrean Diagnostics Ltd., a Wyoming corporation (the "Company") and the undersigned (the "Recipient"), hereby irrevocably elects, in accordance with the terms and conditions of that certain Stock Option Plan deemed effective as of August 27, 1997 as it may be amended from time to time (the "Plan"), under which the Stock Option Certificate was granted, to exercise the undersigned's Option under the Plan to purchase _____________________________________________
(_____________)(1) shares of the common stock, no par value ("Common Stock") of the Company (collectively and severally, the "Option Shares"), for the aggregate purchase price of __________________________________________________________
($______________)(2).

     (1) Insert number of Option Shares as specified in the Stock Option Certificate which are vested Option Shares (as defined by the Plan) which the Recipient is exercising the Recipient's Option to purchase.

     (2) Number of Option Shares to be exercised as specified above multiplied by the Option Price per share ($____ per share).

The Recipient hereby remakes, reaffirms and reacknowledges all agreements, representations, warranties and covenants set forth in the Stock Option Certificate as of the date of the Recipient's notice, all of which shall survive the Closing with respect to the shares of Common Stock purchased hereby.

If the Option (i) is a Non-Qualified Option, (ii) was granted to the Recipient as an Employee, and (iii) the Recipient is an Employee as of the date of his, her or its exercise of the Option, the Recipient acknowledges that the Company shall withhold from the compensation of the Recipient such amounts as may be sufficient to satisfy any federal, state and/or local withholding tax requirements incident to such exercise and the Recipient shall remit to the Company any additional amounts which may be required.

The Recipient hereby acknowledges that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Option Shares to comply with applicable federal, state or territorial securities laws.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT

      INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2) REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.



                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Print Name

                                            ------------------------------------
                                            Address

                                            ------------------------------------
                                            Date


(SIGNATURE MUST CONFORM IN ALL RESPECTS TO NAME OF THE RECIPIENT, UNLESS THE UNDERSIGNED IS THE RECIPIENT'S SUCCESSOR, IN WHICH CASE THE UNDERSIGNED MUST SUBMIT APPROPRIATE PROOF OF THE RIGHT OF THE UNDERSIGNED TO EXERCISE THE OPTION)

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                            EMPYREAN DIAGNOSTICS LTD.
           [To be prepared by the Company and signed by the Recipient]

THE OPTION  RIGHTS  REPRESENTED  BY THIS OPTION  AGREEMENT  DO NOT  CONSTITUTE A
SECURITY WHICH IS REQUIRED TO BE REGISTERED UPON THE GRANT OF THESE OPTION RIGHTS (AND THEREFORE HAVE NOT BEEN REGISTERED) WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, INSOFAR AS THE OPTIONEE HAS NOT AND WILL NOT BE REQUIRED TO PAY OR GIVE ANY CONSIDERATION WITH RESPECT TO THE GRANT OF THESE OPTION RIGHTS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION REVIEWED OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OPTION AGREEMENT. THE OPTION RIGHTS REPRESENTED BY THIS OPTION AGREEMENT CONSTITUTE A SECURITY WHICH HAS NOT BEEN QUALIFIED WITH THE ARIZONA CORPORATION COMMISSION NOR HAS THE ARIZONA CORPORATION COMMISSION REVIEWED OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OPTION AGREEMENT.

This Non-Qualified Stock Option Agreement (hereinafter the "Option Agreement"), dated as of the ______ day of _______________, 1998 (hereinafter the "Grant Date"), is entered into by and between Empyrean Diagnostics, Ltd., a Wyoming corporation, whose address is 2238 West Lone Cactus Drive, Suite 200, Phoenix, Arizona 85027 (hereinafter the "Company"), and ________________, an individual, whose address is __________________________________________ (hereinafter the
"Optionee"), with reference to the following facts:

                                    RECITALS

WHEREAS, the Optionee is an officer and a member of the Board of Directors (hereinafter the "Board") of the Company; and

WHEREAS, as an incentive for Optionee to continue to render service to the Company as an officer and as a member of its Board, the Company has determined that it is in its best interests to grant an option to the Optionee to purchase the Company's common stock, no par value (hereinafter, "Common Stock") under and in accordance with the terms and conditions of this Option Agreement; and

WHEREAS, the Board adopted this Option Agreement on the _________ day of _______________________, 1998 (hereinafter the "Grant Date").

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and confessed, the parties to this Option Agreement (hereinafter collectively called the "parties" and individually a "party") agree as follows:

                                    AGREEMENT

1. DEFINITIONS.

Set forth below are definitions of capitalized terms which are generally used throughout this Option Agreement and have not been defined elsewhere:

     (a) "ACT" - The term "Act" is defined as the Securities Act of 1933, as amended.

     (b) "CODE" - The term "Code" is defined as the Internal Revenue Code of 1986, as amended.

     (c) "DISPOSED OF" - The term "Disposed Of" (or the equivalent terms "Disposition Of" or "Dispose Of") is defined as any of the following:
          (i) the transfer, sale, assignment and/or gift of the Option, (ii) the granting of an option or any rights with respect to the Option, (iii) the hypothecation, encumbrance or pledge of the Option, or (iv) the attachment or imposition of a lien by a creditor of the Optionee on the Option which is not released within thirty (30) days after the imposition thereof.

     (d) "EXCHANGE ACT" - The term "Exchange Act" is defined as the Securities and Exchange Act of 1934, as amended.

     (e)  "EXPIRATION  DATE" - The term  "Expiration  Date" shall mean 5:00 p.m.
          (Phoenix  Time)  on  the  business  day   immediately   preceding  the
          ____________ (_____th) annual anniversary of the vesting date.

     (f) "FAIR MARKET VALUE" - The term "Fair Market Value" is defined as the fair market value of a share of the Company's Common Stock as of a given date determined as follows:

              (i) The closing bid price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or

              (ii) If such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked price (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or

              (iii) If such stock is not publicly traded on an exchange and not quoted on the NASDAQ or a successor quotation system, the fair market value established by the Board or any Committee established by the Board acting in good faith (without taking into consideration any restrictions placed on the underlying stock with the exception of those which, by their terms, will never lapse).

     (g) "NOTICE OF EXERCISE" - The term "Notice of Exercise" is defined as that Notice Of Exercise Of Stock Option in the form of Exhibit "1" attached hereto and incorporated herein by this reference.

     (h) "OPTIONEE'S SUCCESSORS" - The term "Optionee's Successors" is defined as the Optionee's successors by bequest or inheritance or by reason of death of the Optionee.

     (i) "QUALIFIED CODE PROVISIONS" - The term "Qualified Code Provisions" is defined as Subchapter D of Title A, Chapter 1 of the Code (presently encompassing Sections 400 to 420 of the Code), as such Subchapter may be amended from time to time.

2. GRANT OF OPTION

Subject to the terms, conditions and limitations provided herein, the Company hereby grants a stock option (hereinafter the "Option") to the Optionee to purchase (without obligation to do so), in whole or in part, [____] shares of the Common Stock (hereinafter, collectively and severally, the "Option Shares") at a purchase price of [____] ($ [____]) per share (hereinafter, per share and in the aggregate, the "Option Price").

3. VESTING OF OPTION SHARES

The Option shall be fully vested as of the Grant Date.

OR

The Option Shares will be subject to vesting based upon continued performance of services in the capacity indicated above as follows:

                                                            CUMULATIVE VESTED
                                 VESTED NUMBER OF          PERCENTAGE OF OPTION
              DATE                OPTION SHARES                 SHARES
     ----------------------    --------------------       ----------------------




                               --------------------       ----------------------

              TOTAL                     0                         100%
                               ====================       ======================

                                   [________]

4. ASSIGNMENT OF OPTIONS

Options may not be Disposed Of by the Optionee during his lifetime, nor exercised by any person other than the Optionee, without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such Options shall, upon the Disposition Of or exercise of such Options without the Company's prior written consent, terminate and be null and void and of no further force and effect. Notwithstanding the foregoing, Options may, upon the death of the Optionee, be transferred to the Optionee's Successors, and may thereafter be exercised by the Optionee's Successors. Provided, however, Options so transferred shall not be further Disposed Of by the Optionee's Successors, nor exercised by any person other than the Optionee's Successors, and the Option so Disposed Of or exercised shall, upon any such Disposition Of or exercise without the Company's prior written consent, terminate and be null and void and of no further force and effect. The Company shall have no obligation, whether express or implied, to consent to any Disposition Of the Option except as hereinabove expressly provided.

5. OPTION EXPIRATION DATE

     (a) ORDINARY EXPIRATION. Options shall expire and be null and void and of no further force or effect to the extent not exercised by 5:00 p.m. (Phoenix Time) on the business day immediately preceding the ___________ (___) annual anniversary of the Grant Date.

6. EXERCISE AND PAYMENT

An Option shall be exercised, in whole or in part, solely by delivery by the Optionee of all of the following to the Secretary of the Company at such person's office at the Company prior to the Expiration Date:

     (a) The Notice of Exercise, duly executed by the Optionee (or the Optionee's Successors if permitted pursuant to the terms of Paragraph 4 of this Option Agreement), stating the Optionee's intent to exercise such Option and the number of Option Shares to be purchased by such exercise (hereinafter, collectively and severally, the "Purchased Option Shares").

     (b) Full payment for the Option Shares to be purchased by exercise of this Option as follows:

              (i) In good funds (in U.S. Dollars) by cash or by check (PROVIDED, HOWEVER, if the aggregate Option Price for the Option Shares to be purchased results in fractions of cents, the Option Price shall be rounded down); or

              (ii) If consented to in writing by the Board (with no obligation to do so) immediately prior to the time of exercise of this Option, shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option Price of the Option Shares to be purchased by exercise of this Option; or

              (iii) Unless prohibited by law, if consented to in writing by the Board (with no obligation to do so) immediately prior the time of exercise of this Option, and subject to the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "Margin Stock" if the Company and the Optionee are then subject to such Regulation, by
                     (A) a full recourse
                     promissory note bearing interest (at a rate as shall then be determined by the Board which shall not, in any event, be less than a rate as shall preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Board and (B) secured by such security as then prescribed by the Board; or

              (iv) To the extent the Board consents to consideration pursuant to the foregoing Subsections (ii) and (iii), any combination of the consideration provided in the foregoing Subsections (i), (ii), and (iii) as applicable.

     (c) In the event that an Option shall be exercised by the Optionee's Successors, appropriate proof of the right of such person or persons to exercise such Option.

7. CERTIFICATES; REGISTRATION; LEGENDS

     (a) ISSUANCE OF CERTIFICATES: As soon as practicable after complete and timely delivery of the Notice Of Exercise and the Option Price with respect to Options, the Company shall deliver to the Optionee a certificate or certificates for the Purchased Option Shares.

     (b)  EXEMPTIONS FROM  REGISTRATION  AND REGULATORY  APPROVALS AND CONSENTS:
          The Purchased Option Shares shall be issued in reliance upon such exemptions from registration or qualification under federal and state securities laws, as the case may be, that the Company, in its reasonable discretion, shall determine to be appropriate, including, without limitation:

              (i) In the case of federal securities laws, any of the following: Rule 701 of the Securities Act for Employee Benefit Plans, Section 3(a)(11) of the Securities Act and Rule 147 promulgated thereto for Intrastate Offerings,
                     Section 3(b) of the Securities Act for Limited Offerings and Rule 505 of Regulation D promulgated thereto, and/or
                     Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto, and

              (ii) The requirements of any applicable exemptions from registration or qualification afforded by the securities laws of such state in which the Optionee is then a resident of and/or domiciled within.

          If requested by the Company, the Optionee shall provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from federal or state registration or qualification which it is relying upon, or with all applicable rules and regulations of any applicable securities exchanges.

          In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by counsel for the Company) with respect to the applicable exemptions from federal or state registration or qualification which the Company is reasonably relying upon, the Company shall have no obligation under this Option Agreement to issue or sell the Purchased Option Shares until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability with respect to its inability to issue or sell the Purchased Option Shares.

          The Company shall not be required to register the Purchased Option Shares under the Securities Act or to register or qualify the Purchased Option Shares under the securities laws of any state or territory.

          (c) LEGEND: In the event the Company delivers unregistered shares, the Company reserves the right to place the following legend or such other legend as its deems necessary on the certificate or certificates to comply with the Securities Act and any state and territory securities laws or any exemption from registration or qualification thereunder which is being relied upon by the Company.

                    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER
                    SECTION 5 OF THE SECURITIES ACT OF 1933.

               Any new, additional or different securities the Optionee may become entitled to receive with respect to such Option Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company shall also bear such legend.

8. SALE OF PURCHASED OPTION SHARES

     (a) SECURITY LAW REQUIREMENTS FOR SALE: The Optionee acknowledges that he has been informed of the following requirements which must be satisfied in order to sell any Purchased Option Shares:

              (i) With respect to federal securities laws, unless the Purchased Option Shares are registered or, if not registered, another exemption is available which will permit an earlier sale, transfer, assignment or other disposition of the Purchased Option Shares or any of them by the Optionee, the Optionee will be subject to the following restrictions:

                     (1) In the event the Company, without any obligation to do so, claims any exemption under Regulation D to the Securities Act, the Company will not permit the sale, transfer, assignment or other disposition of the Purchased Option Shares or any of them except as permitted by Rule 144 of the Securities Act pertaining to restricted securities.

                     (2) In the event the Company, without obligation to do so, claims the Intrastate Offering Exemption pursuant to Section 3(a)(11) of the Securities Act, the Company will not permit the sale, transfer, assignment or other disposition of the

                            Purchased Option Shares or any of them except as permitted by Rule 144 to any person who is not a resident of the State of Arizona for a period of twelve (12) months from the date of exercise of the Option.

              (ii) For so long as any restrictions placed upon the Option Shares pursuant to the terms of this Option Agreement are applicable, the Board may require that the share certificates representing the Option Shares bear a restrictive legend evidencing said restrictions in such form and subject to such stop instructions as the Board shall deem appropriate. The restrictions shall also apply to any new, additional or different securities the Optionee may become entitled to receive with respect to such Option Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. The Board shall also have the right, should it elect to do so, to require the Optionee to deposit the share certificate with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the restrictions lapse.

     (b) AGREEMENT TO REFRAIN FROM RESALE: Without in any way limiting the representations and warranties in this Option Agreement, the Optionee shall, prior to any sale, transfer, assignment, pledge, hypothecation or other disposition of the Purchased Option Shares, either:

          (i) Furnish the Company with a detailed explanation of the proposed disposition and an opinion of the Optionee's counsel in form and substance satisfactory to the Company to the effect that such disposition is exempted from and therefore will not require registration of the Purchased Option Shares under the Act or qualification or registration under the securities law of any state or territory; and counsel for the Company shall have concurred in such opinion and the Company shall have advised the Optionee of such concurrence; or

          (ii) Satisfy the Company that a registration statement on Form S-1 under the Act (or any other form appropriate for the purpose under the Act or any form replacing any such form) with respect to the Purchased Option Shares proposed to be so disposed of shall be then effective; and that such disposition shall have been appropriately qualified or registered in accordance with any applicable state or territorial securities laws.

     (c) COMPANY MAY REFUSE TO TRANSFER: Notwithstanding the foregoing, if in the opinion of counsel for the Company, the Optionee has acted in a manner inconsistent with the promises, conditions or representations and warranties in this Option Agreement, the Company may refuse to transfer the Purchased Option Shares until such time as counsel for the Company is of the opinion that such transfer (i) will not require registration of the Purchased Option Shares under the Act or registration or qualification of the Purchased Option Shares under the applicable securities laws of any state or territory, or (ii) has complied with the Act or the securities laws of any state or territory with respect to the sale or transfer of the Purchased Option Shares by the Optionee. The Optionee understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Purchased Option Shares that is not in all respects in compliance with this Option Agreement and the Company intends to make an appropriate notation in its records to that effect.

     (d) SECTION 162(m) ADVISEMENT: Section 162(m) of the Code states in pertinent part, "In the case of any publicly held corporation, no deduction shall be allowed under this chapter for applicable employee remuneration with respect to any covered employee to the extent that the amount of such remuneration for the taxable year with respect to such employee exceeds $1,000,000." If the Optionee receiving this Option is the Chief Executive Officer of the Company or an individual acting in that capacity or if his compensation is required to be reported to the shareholders under the Securities Exchange Act of 1934 because he is among the 4 highest compensated individuals to whom remuneration is payable, he shall be considered an "applicable employee" within the meaning of section 162(m).

9. AMENDMENT OF OPTION AGREEMENT

The Board may at any time or from time-to-time, without consent by or payment of consideration to the Optionee, modify or amend this Option Agreement in order to
(i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Option Agreement or to comply with stock exchange rules or requirements or (ii) to ensure that this Option Agreement is and remains or shall become exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either ERISA or the Qualified Code Provisions.

10. INTERPRETATION OF AGREEMENT

The Board shall, in its sole and absolute discretion, determine the effect of all matters and questions relating to this Option Agreement including, without limitation, any matters and questions pertaining to Termination As A Director. All actions taken and all interpretations and determinations made under this Option Agreement in good faith by the Board shall be final and binding upon the Optionee, the Company, and all other interested persons. No member of the Board shall be personally liable for any action taken or decision made in good faith relating to this Option Agreement, and all members of the Board shall be fully protected by the Company in respect to any such action, determination, or interpretation.

11. TAX MATTERS

     (a) INCOME TAX CONSEQUENCES: The Optionee acknowledges that he has been informed and understands that the Option is a "non-qualified" stock option which is subject to taxation under Section 83 of the Code. As such the Optionee will be required, in the year of exercise of the Option, to recognize as compensation income (taxable at ordinary income tax rates) an amount equal to the difference between the fair market value of the Purchased Option Shares as of the date of exercise and the exercise price for the Purchased Option Shares. When the Optionee later sells or disposes of the Purchased Option Shares he will recognize, as capital gain income (assuming he has held the Purchased Option Shares for the requisite period of time and investment purposes) an amount equal to the difference between his amount realized for such Purchased Option Shares and his basis for such Purchased Option Shares (which will correspond with the fair market value of the Purchased Option Shares as of the date of exercise).

          The Optionee also understands that Section 83(b) of the Code, which would ordinarily permit a taxpayer to elect to accelerate taxation to the year of grant, in order to avoid taxation on future appreciation in the fair market value of the underlying stock at ordinary income tax rates, will not be available with respect to the Purchased Option Shares due to the unascertainable value of the Option as of the date of grant. See Section 83(e)(3) of the Code and Treasury Regulation Sections 1.83-8(a)(iii) and 1.83-7(b)(i).

     (b) TAX WITHHOLDING: As a condition of the grant of this Option and/or the issuance or transfer of any certificate or certificates for the Purchased Option Shares upon exercise of a Vested Option, as the case may be, the Company shall have the right to report compensation income to the Optionee pursuant to Section 83 of the Code in the year of exercise of the Option and, in order for the Company to claim a deduction pursuant to Section 83(h) of the Code in connection therewith, to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements incident to exercise. For withholding tax purposes, the Purchased Option Shares shall be valued on the date the withholding obligation is incurred.

     (c) RELIANCE UPON INDEPENDENT ADVISORS: THE OPTIONEE ACKNOWLEDGES THAT THE OPTIONEE HAS CONSULTED WITH AND IS RELYING SOLELY UPON THE ADVICE OF THE OPTIONEE'S OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE GRANT AND EXERCISE OF THIS OPTION AND THE SUBSEQUENT DISPOSITION OF THE PURCHASED OPTION SHARES AND THE EFFECT OF SAME UPON THE OPTIONEE'S PERSONAL FINANCIAL CIRCUMSTANCES. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS INTENDED MERELY TO GENERALLY POINT OUT THE COMPLEXITY OF FEDERAL TAX LAW WITH RESPECT TO THE TAX TREATMENT OF NON-QUALIFIED STOCK OPTIONS AND IS NOT INTENDED AS A COMPREHENSIVE OR DETAILED SUMMARY OR ANALYSIS OF FEDERAL TAX LAW AS IT APPLIES TO NON-QUALIFIED STOCK OPTIONS, AND THEREFORE SHALL NOT BE DEEMED TO CONSTITUTE A REPRESENTATION OR WARRANTY BY THE COMPANY OR ANY OF ITS OFFICERS, DIRECTORS AND AGENTS WITH RESPECT TO SUCH TAX CONSEQUENCES, AND SHOULD NOT BE RELIED UPON BY THE OPTIONEE.

12. SHAREHOLDER RIGHTS

The Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to the Purchased Option Shares unless and until all conditions for exercise of the Option and the issuance of certificates for the Purchased Option Shares shall be satisfied, at which time the Optionee shall become a shareholder of the Company with respect to the Purchased Option Shares and as such shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a shareholder with respect to the Purchased Option Shares.

13. ADJUSTMENTS

     (a) SUBDIVISION OR STOCK DIVIDEND. If outstanding shares of the Common Stock of the Company shall be subdivided into a greater number of shares, or a dividend in Common Stock shall be paid in respect of the Common Stock, the Option Price of the outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

     (b) ADJUSTMENT TO OPTION PRICE: When any adjustment is required to be made in the Option Price, the number of shares purchasable upon the exercise of any outstanding Option shall be adjusted to that number of shares determined by (i) multiplying an amount equal to the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment by the Option Price in effect immediately prior to such adjustment, and then (ii) dividing that product by the Option Price in effect immediately after such adjustment. PROVIDED, HOWEVER, no fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Paragraph 13 shall be eliminated from the Option.

     (c)  CAPITAL  REORGANIZATION OR RECLASSIFICATION;  CONSOLIDATION OR MERGER:
          In case of any capital reorganization or any reclassification of the Common Stock of the Company (other than a recapitalization hereinabove described in Subparagraph (a) of this Paragraph 13), or the consolidation or merger of the Company with another entity, the Optionee shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of stock or other securities or property of the Company receivable upon such event by a holder of the number of shares of the Common Stock of the Company which such Option entitles the holder to purchase from the Company immediately prior to such event. In every such case, appropriate adjustment shall be made in the application of the provisions set forth in this Option Agreement with respect to the rights and interests thereafter of the Optionee, to the end that the provisions set forth in this Option Agreement (including the specified changes and other adjustments to the Option Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Option.

     (d) DISSOLUTION OR LIQUIDATION OF COMPANY: Subject to Paragraph 3(b) above, a dissolution or liquidation of the Company shall cause the outstanding Option to terminate.

     (e) ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD: To the extent that the foregoing adjustments relate to stock or securities of the
          Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     (f) NO OTHER RIGHTS TO OPTIONEE: Except as expressly provided in this Paragraph 13, (i) the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or split-up or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the shares. The grant of an Option pursuant to this Option Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

14. PERFORMANCE ON BUSINESS DAY

In the event the date on which a party is required to take any action under the terms of this Option Agreement is not a business day, the action shall be deemed to be required to be taken on the next succeeding business day.

15. NON-LIABILITY FOR DEBTS

The Options, and each and every interest or right therein or part thereof, shall not be liable for the debts, contracts, or engagements of the Optionee or the Optionee's heirs, successors and assigns.

16. ADOPTION OF ARTICLES AND BYLAWS

The Optionee hereby adopts, accepts and agrees to be bound by all the terms and provisions of the Certificate of Incorporation and Bylaws of the Company and to perform all obligations therein imposed upon a holder with respect to the Purchased Option Shares.

17. MISCELLANEOUS

     (a) PREPARATION: It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail itself of same. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Option Agreement.

     (b) COOPERATION: Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may from time to time be reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Option Agreement, all without undue delay or expense.

     (c)  INTERPRETATION:

              (i) ENTIRE AGREEMENT/NO COLLATERAL REPRESENTATIONS: Each party expressly acknowledges and agrees that this option agreement, including all exhibits attached hereto: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof, (2) supersedes any prior or contemporaneous promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (hereinafter collectively called the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein, and (3) may not be varied, supplemented or contradicted by evidence of such prior agreements, or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Option Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification, supplement or is sought.

              (ii)   WAIVER:  No breach of any  agreement  or  provision  herein contained, or of any obligation under this Option Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

              (iii) REMEDIES CUMULATIVE: The remedies of each party under this Option Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

              (iv) SEVERABILITY: If any term or provision of this Option Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Option Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Option Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Option Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. Anything in the preceding sentence to the contrary notwithstanding, should any aspect of this Option Agreement be determined by any Court of law or by any regulatory agency having jurisdiction over this Option Agreement not to be exempt from the application of the participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either (1) ERISA or (2) the Qualified Code Provisions, then this entire Option Agreement shall, at the election of the Company (without obligation to make such election), be null and void and of no further force or effect. PROVIDED, HOWEVER, the Company shall not be entitled to make such election in the event
                     (A) the Company made application to such Court of law or regulatory agency to find or determine this Option
                     Agreement to be subject to application of any of the participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirements of either ERISA or the Qualified Code Provisions, or (B) the actions or participation of the Optionee or Optionee's agents were not directly or indirectly involved in or a factor of such Court of law or regulatory agency considering or pursuing such action.

              (v) TIME IS OF THE ESSENCE: It is expressly understood and agreed that time of performance is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that the failure to timely perform any of the terms, conditions, obligations or provisions hereof by any party shall constitute a material breach of and a non-curable (but waivable) default under this Option Agreement by the party so failing to perform.

              (vi) NO THIRD PARTY BENEFICIARY: Notwithstanding anything else herein to the contrary, the parties specifically disavow any desire or intention to create a "third party"
                     beneficiary contract, and specifically declare that no person or entity, save and except for the parties or their successors, shall have any rights hereunder nor any right of enforcement hereof.

              (vii) NO RELIANCE UPON PRIOR REPRESENTATION: Each party acknowledges that no other party has made any oral representation or promise to such party which representation or promise would induce such party prior to executing this Option Agreement to change its position to its detriment, partially perform, or part with value in reliance upon such representation or promise; such party acknowledges that it has taken such action at its own risk; and such party represents that it has not so changed its position, performed or parted with value prior to the time of its execution of this Option Agreement.

              (viii) HEADINGS; REFERENCES;  INCORPORATION;  GENDER: The headings used in this Option Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Option Agreement or any provision hereof. References to this Option Agreement shall include all amendments or renewals thereof. All cross-references in this Option Agreement, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Option Agreement, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced as attached to this Option Agreement shall be construed to be incorporated to this Option Agreement by such referenced. As used in this Option Agreement, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

     (d)  ENFORCEMENT

              (i) APPLICABLE LAW: This option agreement and the rights and remedies of each party arising out of or relating to this option agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the internal laws of the State of Arizona, without regard to conflicts of laws principles as if this option agreement were made, and as if its obligations are to be performed, wholly within the State of Arizona.

              (ii) CONSENT TO JURISDICTION: Any action or proceeding arising out of or relating to this option agreement shall be filed in and heard and litigated solely before the state courts of Arizona. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and waives any defense or right to object to venue in said courts based upon the doctrine of "forum non conveniens". Each party irrevocably agrees to be bound by any judgement rendered thereby in connection with this option agreement.

     (e) SUCCESSORS AND ASSIGNS: Subject to the terms of this Option Agreement prohibiting the assignment of Options, all of the representations, warranties, covenants, conditions and provisions of this Option Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective heirs, executors, administrators, legal representatives, successors and/or assigns, whichever the case may be.

     (f) NOTICES: Unless otherwise specifically provided in this Option Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "Notices") required or permitted to be given hereunder, or which are given with respect to this Option Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed). Notices shall be addressed to the Company and the Optionee at the addresses hereinabove set forth in the introductory paragraph of this Option Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party shall be sufficient if addressed to the party as provided in this Paragraph.

     (g) COUNTERPARTS: This Option Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument, binding on all parties hereto. Any signature page of this Option
          Agreement  may  be  detached  from  any  counterpart  of  this  Option
          Agreement and reattached to any other counterpart of this Option Agreement identical in form hereto but having attached to it one or more additional signature pages.

     (h) EXECUTION BY ALL PARTIES REQUIRED TO BE BINDING: This Option Agreement shall not be construed to be an offer and shall have no force and effect until this Option Agreement is fully executed by all parties hereto.

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Option Agreement, and to apply the corporate seal hereto, and the Optionee has placed his signature hereon, at the City of Phoenix, County of Maricopa, State of Arizona, effective as of the Grant Date.

COMPANY:

EMPYREAN DIAGNOSTICS, LTD.,
a Wyoming corporation


By:
    ---------------------------------
         STEPHEN HAYTER, PRESIDENT


OPTIONEE:


-----------------------------------------

                                   EXHIBIT "1"
                                       TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT







                       NOTICE OF EXERCISE OF STOCK OPTION

                                                             INITIALS: OPTIONEE:


                       NOTICE OF EXERCISE OF STOCK OPTION
             (To be signed by Optionee only upon exercise of Option)


TO:               Secretary
                  Empyrean Diagnostics, Ltd.
                  2238 West Lone Cactus Drive, Suite 200
                  Phoenix, Arizona 85027

     The undersigned, the Optionee under that certain Non-Qualified Stock Option Agreement dated _____________ _____, 1998 (hereinafter the "Option Agreement"), between Empyrean Diagnostics, Ltd., a Wyoming corporation (hereinafter the "Company") and the undersigned, hereby irrevocably elects, in accordance with the terms and conditions of the Option Agreement, to exercise the undersigned's Option (as such term is defined by Paragraph 2 of the Option Agreement) to purchase _________________________(1) shares of the Common Stock, No Par Value ("Common Stock") of the Company, and encloses herewith good funds in the amount of $___________________ (2) in full payment therefor(3).

     (1) Insert number of Vested Option Shares (as defined by Paragraph 2 of the Option Agreement) which Optionee is exercising his Option to purchase.

     (2) Number of Option Shares multiplied by the Option Price per share set forth in Paragraph 2 of the Option Agreement ($________ per share).

     (3) Unless the Company permits payment pursuant to the alternatives set forth in Paragraph 6 of the Option Agreement.

The undersigned hereby remakes all representations, warranties and covenants set forth in the Option Agreement as of the date of this Notice, all of which shall survive the Closing with respect to the shares of Common Stock purchased hereby.



                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Print Name

                                            ------------------------------------
                                            Address

                                            ------------------------------------
                                            Date


(SIGNATURE MUST CONFORM IN ALL RESPECTS TO NAME OF OPTIONEE AS SPECIFIED ON THE OPTION AGREEMENT, UNLESS THE UNDERSIGNED IS OPTIONEE'S PERMITTED SUCCESSOR, IN WHICH CASE THE UNDERSIGNED MUST SUBMIT APPROPRIATE PROOF OF THE RIGHT OF THE UNDERSIGNED TO EXERCISE THE OPTION)